                                                                    EXHIBIT 10.3

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August __, 2003, is entered into by and among CENTRAL PARKING CORPORATION, a Tennessee corporation ("CPC" or the "Parent"), CENTRAL PARKING SYSTEM, INC., a Tennessee corporation ("CPS"), ALLRIGHT CORPORATION, a Delaware corporation ("Allright"), KINNEY SYSTEM, INC., a Delaware corporation ("Kinney"), CPS FINANCE, INC., a Delaware corporation ("CPSF"), CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation ("CPST"), (CPC, CPS, Allright, Kinney, CPSF and CPST are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the Subsidiary Guarantors, the Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each, as defined herein), FLEET NATIONAL BANK, as Syndication Agent, JPMORGAN CHASE BANK and SUNTRUST BANK, as Co-Documentation Agents.


                              W I T N E S S E T H

         WHEREAS, the Borrowers, the Subsidiary Guarantors, the Lenders party thereto, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents entered into that certain Credit Agreement, dated as of February 28, 2003 (as amended, modified, extended, renewed, restated, replaced or increased from time to time, the "Existing Credit Agreement");

         WHEREAS, the Parent has requested, and the Required Lenders (on behalf of the Lenders) have agreed, to amend the Existing Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

         SUBPART 2.1 Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended in the following respects:

         (a) The definition of "Applicable Rate" is hereby amended in its entirety to read as follows:

                  "Applicable Rate" means each of the following percentages per annum, as applicable, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

                                                                         APPLICABLE RATES*

                                                             TRANCHE B        TRANCHE B
                                  REVOLVING    REVOLVING     TERM LOAN        TERM LOAN
 PRICING       CONSOLIDATED      EURODOLLAR    BASE RATE     EURODOLLAR       BASE RATE        LETTER OF
  LEVEL       LEVERAGE RATIO     RATE LOANS      LOANS       RATE LOANS         LOANS         CREDIT FEES    COMMITMENT FEE
=============================================================================================================================
     1         < 2.25 to 1.0        1.75%        0.25%          3.25%           1.75%            1.75%           0.375%
               -
-----------------------------------------------------------------------------------------------------------------------------
     2         > 2.25 to 1.0        2.00%        0.50%          3.25%           1.75%            2.00%            0.50%
               but < 2.75 to
                   -
                    1.0
-----------------------------------------------------------------------------------------------------------------------------
     3         > 2.75 to 1.0        2.25%        0.75%          3.25%           1.75%            2.25%            0.50%
               but < 3.25 to
                   -
                    1.0
-----------------------------------------------------------------------------------------------------------------------------
     4         > 3.25 to 1.0        2.75%        1.25%          3.25%           1.75%            2.75%            0.50%
               but < 3.50 to
                   -
                    1.0
-----------------------------------------------------------------------------------------------------------------------------
     5         > 3.50 to 1.0        3.00%        1.50%          3.50%           2.00%            3.00%            0.50%
=============================================================================================================================

         * If, and for so long as, the ratings established by either Moody's or S&P with respect to the Indebtedness under this Agreement shall be less than Ba3 or BB-, respectively, each Applicable Rate set forth above (other than the Commitment
                  Fee) shall be increased by one-fourth of one percentage point (0.25%).

         Any increase or decrease in the Applicable Rates resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day after the date on which such Compliance Certificate is delivered.

         (b) The definition of "Consolidated EBITDA" is hereby amended in its entirety to read as follows:

                  "Consolidated EBITDA" means for the quarterly periods ending September 30, 2002, December 31, 2002 and March 31, 2003 the amounts listed on Schedule 1.1(a), and for each quarterly period thereafter, for the Consolidated Parties on a consolidated basis, the sum of (a) Consolidated Net Income, plus (b) an amount which, in the determination of Consolidated Net Income, has been deducted for the following (without duplication): (i) Consolidated Interest Expense, (ii) Consolidated Cash Taxes, (iii) depreciation and amortization expense and (iv) dividends paid on the Preferred Stock on the dates and at the rate set forth in the description of the Preferred Stock contained in Schedule 1.02 (but with respect to the Preferred Stock, without duplication to the extent a comparable amount is taken by the Parent as interest expense on the related subordinated debt), all as determined in accordance with GAAP.

         (c) The definition of "Consolidated Net Income" is hereby amended in its entirety to read as follows:

                  "Consolidated Net Income" means for any period, the net income of the Consolidated Parties on a consolidated basis as determined in accordance with GAAP applied on a consistent basis, but excluding for purposes of determining the Consolidated Leverage Ratio, Consolidated Senior Leverage Ratio, the Consolidated Fixed Charge Coverage Ratio and, for purposes of Section 8.11(e), Minimum Consolidated EBITDA, (i) minority interests, (ii) extraordinary gains or losses, (iii) non-recurring gains and losses resulting from Dispositions, (iv) non-recurring, non-cash charges resulting from lease impairments and contract right impairments in an amount not to exceed $17,000,000 during any four quarter period, (v) additional non-recurring, non-cash charges relating to the impairment of goodwill in an amount not to exceed $52,000,000 in the aggregate and (vi) for the quarterly period ending June 30, 2003, additional charges resulting from severance costs not to exceed $6,000,000.

         (d) The definition of "Excess Cash Flow" is hereby amended in its entirety to read as follows:

                  "Excess Cash Flow" means, with respect to any fiscal year of the Consolidated Parties on a consolidated basis, an amount equal to
         (a) Consolidated EBITDA minus (b) Consolidated Capital Expenditures minus (c) Consolidated Interest Expense minus (d) Consolidated Cash Taxes minus (e) Consolidated Scheduled Funded Debt Payments minus (f) the aggregate amount of Restricted Payments permitted by Section 8.06(c) and (d).

         (e) The following new definition is hereby added to the Existing Credit Agreement in its appropriate alphabetical order:

                  "Sale Properties" means the properties listed on Schedule 1.1(b).

         SUBPART 2.2 Amendment to Section 2.05(b). Subclause (iii) and (vi) of
Section 2.05(b) of the Existing Credit Agreement are hereby amended and restated in their entireties as follows:

                  (b)      Mandatory Prepayments of Loans.

                                     *****

                  (iii) Dispositions and Involuntary Dispositions. The Borrowers shall prepay the Loans and Cash Collateralize the L/C Obligations as hereafter provided in an aggregate amount equal to

                  (A) if the Consolidated Senior Leverage Ratio as of the end of the fiscal quarter immediately preceding a particular Disposition or Involuntary Disposition is greater than or equal to 3.00 to 1.0, 100% of the Net Cash Proceeds of such Disposition or Involuntary Disposition, to be applied as set forth in clause (vi) below; provided, however, that 50% of the Net Cash Proceeds of all Dispositions and 100% of the Net Cash Proceeds of all Involuntary Dispositions may be reinvested by the Borrower to the extent (I) such Net Cash Proceeds are reinvested in Property useful in the Businesses within 180 days of the date of such Disposition or Involuntary Disposition and (II) the aggregate amount of Net Cash Proceeds of Dispositions reinvested in accordance with the foregoing clause (I) shall not exceed $10,000,000 in the aggregate and (B) if the Consolidated Senior Leverage Ratio as of the end of the fiscal quarter immediately preceding a particular Disposition or Involuntary Disposition is less than 3.00 to 1.0, 100% of the Net Cash Proceeds of such Disposition or Involuntary Disposition in excess of $2,500,000 in any fiscal year to the extent such Net Cash Proceeds are not reinvested in Property useful in the Businesses within 180 days of the date of such Disposition or Involuntary Disposition.

                  With respect to prepayments pursuant to the proviso set forth above, such prepayment shall be due immediately upon the expiration of the 180 day period (to the extent such prepayment exceeds the applicable threshold) and shall be applied as set forth in clause (vi) below).

                  (iv)     *****

                  (v)      *****

                  (vi) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.05(b) shall be applied as follows:

                           (A)      with respect to all amounts prepaid
                  pursuant to Section 2.05(b)(i), to Revolving Loans and Swing Line Loans and (after all Revolving Loans and all Swing Line Loans have been repaid) to Cash Collateralize L/C Obligations; and

                           (B)      with respect to all amounts prepaid
                  pursuant to Section 2.05(b)(ii), (iii), (iv) and (v), pro rata to the Tranche B Term Loan (to the remaining principal amortization payments in inverse order of maturity) and to the Revolving Loans and Swing Line Loans (with no corresponding reduction in the Aggregate Revolving Commitments; provided, however, that if the Aggregate Revolving Commitments are greater than $150,000,000 at the time of such prepayment, amounts prepaid pursuant to Section 2.05(b)(ii), (iii), (iv) and (v), shall reduce the Aggregate Revolving Commitments to the extent of such excess) and then (after all Tranche B Term Loans, Revolving Loans and all Swing Line Loans have been repaid) to Cash Collateralize L/C Obligations (but without any reduction in the Aggregate Revolving Commitments).

                           Within the parameters of the applications set forth
                  above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

         SUBPART 2.3 Amendment to Section 2.08(a). Clause (a) of Section 2.08 of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

         2.08     INTEREST.

                  (a)      Subject to the provisions of subsection (b) below,
         (i) each Revolving Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of (A) the Eurodollar Rate for such Interest Period plus (B) the Applicable Rate; (ii) each Revolving Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate, (iv) each portion of the Tranche B Term Loan consisting of a Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of (A) the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (v) each portion of the Tranche B Term Loan consisting of a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

         SUBPART 2.4 Amendment to Section 8.02(g). Section 8.02(g) of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

                  (g) Investments consisting of loans or advances by a Loan Party to or into a Subsidiary that is not a Loan Party in an amount not to exceed (i) if the Consolidated Leverage Ratio as of the end of the immediately preceding fiscal quarter is greater than or equal to 3.00 to 1.00, $15,000,000 in the aggregate at any time outstanding and (ii) if the Consolidated Leverage Ratio as of the end of the immediately preceding fiscal quarter is less than 3.00 to 1.00, $25,000,000 in the aggregate at any time outstanding (it being understood that this clause (g) is a limitation on such Investments on a prospective basis only and that a Default or Event of Default shall not occur under this clause (g) retroactively);

         SUBPART 2.5 Amendment to Section 8.02(i). Clause (vii) of Section 8.02(i) of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

                  (vii) the Aggregate Acquisition Consideration paid by the Consolidated Parties shall not exceed (A) $2,000,000 for all Acquisitions during the period beginning with the Amendment No. 1 Effective Date and ending on September 30, 2003, (B) if the Consolidated Leverage Ratio as of the end of the immediately preceding fiscal quarter is greater than or equal to 3.00 to 1.00, $5,000,000 for all Acquisitions during such fiscal year and (C) if the Consolidated Leverage Ratio as of the end of the immediately preceding fiscal quarter is less than 3.00 to 1.00, (x) $15,000,000 for any individual Acquisition during such fiscal year and (y) $35,000,000 for all Acquisitions during such fiscal year (it being understood that this clause (vii) is a limitation on Acquisitions on a prospective basis only and that a Default or Event of Default shall not occur under this clause (vii) retroactively).

         SUBPART 2.6 Amendment to Section 8.05. Section 8.05 of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

         8.05     DISPOSITIONS.

                  Make any Disposition unless (a) the consideration paid in connection therewith shall be cash or Cash Equivalents and shall be in an amount not less than the fair market value of the Property disposed of, (b) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 8.15, (c) such transaction does not involve the sale or other disposition of a minority equity interest in any Consolidated Party, (d) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other Property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05, (e) the aggregate net book value of any individual Real Property asset sold or otherwise disposed of by the Consolidated Parties in such Disposition shall not exceed $15,000,000 (other than with respect to the Sale Properties), (f) the aggregate net book value of all of the assets sold or otherwise disposed of by the Consolidated Parties in all such transactions during any fiscal year shall not exceed $25,000,000 (other than with respect to the Sale Properties), (g) no later than five (5) Business Days prior to the consummation of any such Disposition that is in an amount of $10,000,000 or more, the Parent shall have delivered to the Administrative Agent (i) a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such transaction, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11(a)-(d) as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information and (ii) a certificate of a Responsible Officer of the Parent specifying the anticipated date of such Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Disposition and (h) the Loan Parties shall comply with the terms of Section 2.05(b)(iii). Pending final application of the Net Cash Proceeds of any Disposition, to the extent required, the Consolidated Parties may apply such Net Cash Proceeds to temporarily reduce the Revolving Loans or to make Investments in Cash Equivalents.

         SUBPART 2.7 Amendment to Section 8.11. Section 8.11 of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

         8.11     FINANCIAL COVENANTS.

                  (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Parent ending during a period specified below to be greater than the ratio set forth below opposite such fiscal quarter:

                  Closing Date through December 31, 2003                        4.75 to 1.00
                  March 31, 2004 through June 30, 2004                          4.375 to 1.00
                  September 30, 2004 through June 30, 2005                      4.00 to 1.00
                  September 30, 2005 through June 30, 2006                      3.50 to 1.00
                  September 30, 2006 and thereafter                             3.00 to 1.00

                  (b) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter of the Parent ending during a period specified below to be greater than the ratio set forth below opposite such fiscal quarter:

                  Closing Date through December 31, 2003                        3.75 to 1.00
                  March 31, 2004 through June 30, 2004                          3.50 to 1.00
                  September 30, 2004 through June 30, 2005                      3.00 to 1.00
                  September 30, 2005 through June 30, 2006                      2.75 to 1.00
                  September 30, 2006 and thereafter                             2.50 to 1.00

                  (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Parent ending during a period specified below to be less than the ratio set forth below opposite such fiscal quarter:

                  Closing Date through June 30, 2004                            0.95 to 1.00
                  September 30, 2004 and thereafter                             1.05 to 1.00

                  (d) Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than the sum of $359,000,000, increased on a cumulative basis as of the end of each fiscal quarter of the Parent, commencing with the fiscal quarter ending March 31, 2003 by an amount equal to the sum of (i) 50% of cumulative Consolidated Net Income (to the extent positive) for each fiscal quarter ended subsequent to the Closing Date and (ii) 100% of the Net Cash Proceeds from Equity Issuances occurring subsequent to the Closing Date.

                  (e) Minimum Consolidated EBITDA. Permit Consolidated EBITDA as of the end of any period specified below to be less than the amount set forth below opposite such period:

                  One fiscal quarter period ending December 31, 2003            $12,500,000
                  Two fiscal quarter period ending March 31, 2004               $30,000,000
                  Three fiscal quarter period ending June 30, 2004              $55,000,000
                  Four fiscal quarter period ending September 30, 2004          $75,000,000

         SUBPART 2.8 Amendment to Section 8.16. Section 8.16 of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

         8.16     CAPITAL EXPENDITURES.

                  Permit Consolidated Capital Expenditures to exceed (i) $30,000,000 during any fiscal year if the Consolidated Leverage Ratio as of the end of the prior fiscal year was greater than 3.00 to 1.00 and (ii) $50,000,000 during any fiscal year if the Consolidated Leverage Ratio as of the end of the prior fiscal year was less than or equal to 3.00 to 1.00.

         SUBPART 2.9 Schedule 1.1(a). A new Schedule 1.1(a) is hereby added to the Existing Credit Agreement and shall read as provided on Schedule 1.1(a) attached hereto.

         SUBPART 2.10 Schedule 1.1(b). A new Schedule 1.1(b) is hereby added to the Existing Credit Agreement and shall read as provided on Schedule 1.1(b) attached hereto.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Amendment No. 1 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Amendment".

         SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

         SUBPART 3.3 Amendment Fee. The Administrative Agent shall have received for the account of each approving Lender an amendment fee in the amount required to be paid to such approving Lender.

         SUBPART 3.4 Fees and Expenses. The Parent shall have paid all reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the reasonable legal fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

         SUBPART 3.5 Other Items. The Administrative Agent shall have received such other documents, agreements or information that may be reasonably requested by the Administrative Agent.


                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Amended Credit Agreement and (b) the representations and warranties set forth in Article VI of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 4.2 Waiver Agreement. Effective as of the Amendment No. 1 Effective Date, this Amendment supersedes the provisions of Subsections 1(b) and 1(c) of that certain Waiver Agreement dated as of May 14, 2003.

         SUBPART 4.3 Reaffirmation of Obligations. The Borrowers hereby ratify the Existing Credit Agreement and acknowledge and reaffirm (a) that they are is bound by all terms of the Amended Credit Agreement applicable to them and (b) that they are responsible for the observance and full performance of their respective obligations under the Amended Credit Agreement.

         SUBPART 4.4 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.5 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.6 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the "Credit Agreement" in the Existing Credit Agreement (and similar references, such as "hereof" and "hereto") and in the other Loan Documents shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

         SUBPART 4.7 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 4.8 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

         SUBPART 4.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.10 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Credit Agreement as of the date first above written.


BORROWERS:                    CENTRAL PARKING CORPORATION,
                              a Tennessee corporation


                              By: /s/ Robert Votteler
                                  -------------------------------
                              Name:    Robert Votteler
                                       --------------------------
                              Title:   VP/Treasurer
                                       --------------------------


                              CENTRAL PARKING SYSTEM, INC.,
                              a Tennessee corporation
                              ALLRIGHT CORPORATION,
                              a Delaware corporation
                              KINNEY SYSTEM, INC.,
                              a Delaware corporation
                              CPS FINANCE, INC.,
                              a Delaware corporation
                              CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation

                              By: /s/ Robert Votteler
                                  --------------------------------
                              Name:    Robert Votteler
                                       ---------------------------
                              Title:   VP/Treasurer
                                       ---------------------------

GUARANTORS:                   CENTRAL PARKING SYSTEM OF NEW YORK, INC.,
                              a Tennessee corporation
                              KINNEY PARKING SYSTEM, INC.,
                              a New York corporation
                              CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC., a Tennessee corporation
                              CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
                              (F/K/A DIPLOMAT PARKING CORP.),
                              a DC corporation
                              CENTRAL PARKING SYSTEM OF TEXAS, INC.,
                              a Texas corporation
                              CENTRAL PARKING SYSTEM OF OHIO, INC.,
                              a Tennessee corporation
                              CENTRAL PARKING SYSTEM OF FLORIDA, INC., a Tennessee corporation
                              ALLRIGHT NEW YORK PARKING, INC.,
                              a New York corporation
                              CENTRAL PARKING SYSTEM OF NEW JERSEY, INC., a New Jersey corporation
                              ALLRIGHT PARKING MANAGEMENT, INC.,
                              a Delaware corporation
                              CENTRAL PARKING SYSTEM OF GEORGIA, INC., a Tennessee corporation
                              USA PARKING SYSTEM, INC. (F/K/A MARLIN, INC.), a Tennessee corporation
                              CENTRAL PARKING SYSTEM OF LOUISIANA, INC., a Tennessee corporation
                              CENTRAL PARKING SYSTEM OF MARYLAND, INC., a Tennessee corporation
                              CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC., a Tennessee corporation
                              CENTRAL PARKING SYSTEM OF WASHINGTON, INC., a Tennessee corporation
                              CENTRAL PARKING SYSTEM OF MISSOURI, INC.
                              (F/K/A CPS-ST. LOUIS, INC.),
                              a Tennessee corporation
                              CENTRAL PARKING SYSTEM OF WISCONSIN, INC., a Tennessee corporation


                              By: /s/ Robert Votteler
                                  ----------------------------------------
                              Name: Robert Votteler
                                    --------------------------------------
                              Title:VP/Treasurer
                                    --------------------------------------
                              of each of the foregoing Guarantors

                              [signature pages continue]

                            BANK OF AMERICA, N.A., as
                            Administrative Agent

                            By:  /s/ Thomas Kilcrease
                                 ---------------------------------------
                            Name:  Thomas Kilcrease
                                   -------------------------------------
                            Title:  SVP
                                    ------------------------------------

                            BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

                            By:  /s/ Thomas Kilcrease
                                 ---------------------------------------
                            Name:  Thomas Kilcrease
                                   -------------------------------------
                            Title:  SVP
                                   -------------------------------------

                            BANK OF AMERICA, N.A., as
                            Administrative Agent

                            By:  /s/ Michael Brashler
                                 ---------------------------------------
                            Name:  Michael Brashler
                                   -------------------------------------
                            Title:  Vice President
                                    ------------------------------------


                            FLEET NATIONAL BANK

                            By:  /s/ John C. Auth
                                 ---------------------------------------
                            Name:  John C. Auth
                                   -------------------------------------
                            Title:  Vice President
                                    ------------------------------------

                            JPMORGAN CHASE BANK

                            By:  /s/ Michael J. Lister
                                 ---------------------------------------
                            Name:  Michael J. Lister
                                   -------------------------------------
                            Title:  Vice President
                                    ------------------------------------


                            SUNTRUST BANK

                            By:  /s/ Scott Corley
                                 ---------------------------------------
                            Name: Scott Corley
                                 ---------------------------------------
                            Title:  Managing Director
                                   -------------------------------------


                            U.S. BANK, N.A.

                            By:  /s/ Brian H. Gallagher
                                 ---------------------------------------
                            Name:  Brian H. Gallagher
                                 ---------------------------------------
                            Title:  Vice President
                                  --------------------------------------

                           COMERICA BANK

                           By:  /s/ Felicia M. Maxwell
                                ----------------------------------------
                           Name:  Felicia M. Maxwell
                                  --------------------------------------
                           Title:  Assistant Vice President
                                   -------------------------------------


                           BARCLAYS BANK PLC

                           By:  /s/ Nichaolas Bell
                                ----------------------------------------
                           Name:  Nicholas Bell
                           ---------------------------------------------
                           Title:  Director
                                   -------------------------------------


                           AMSOUTH BANK

                           By:  /s/ George H. Schultz
                                ----------------------------------------
                           Name:  George H. Schultz
                                  --------------------------------------
                           Title:  Senior Vice President
                                   -------------------------------------


                           COMPASS BANK

                           By:  /s/ Keely W. McGee
                                ----------------------------------------
                           Name:  Keely W. McGee
                                  --------------------------------------
                           Title:  Vice President
                                             ---------------------------


                           HAMILTON FLOATING RATE FUND, LLC

                           By:  /s/ Dean Stephan
                                ----------------------------------------
                           Name:  Dean Stephan
                                  --------------------------------------
                           Title:  Managing Director
                                   -------------------------------------


                           HANOVER SQUARE CLO LTD.
                           By: Blackstone Debt Advisors L.P.
                              As Collateral manager

                           By:  /s/ Dean Criares
                               -----------------------------------------
                           Name:  Dean Criares
                                ----------------------------------------
                           Title:  Managing Director
                                   -------------------------------------

                           DAVID L. BABSON & COMPANY, INC.
                           As collateral manager for:

                           Simsbury CLO, Limited
                           Suffield CLO, Limited
                           Maplewood (Cayman) Limited
                           Bill & Melinda Gates Foundation
                            (as Investment Advisor)
                           ELC (Cayman) Ltd.
                           ELC (Cayman) Ltd CDO Series 1999-I
                           ELC (Cayman) Ltd. 1999-III
                           ELC (Cayman) Ltd. 2000-I
                           Tryon CLO Ltd. 2000-I
                           APEX (IDM) CDO I, Ltd.
                           Babson CLO Ltd. 2003-I
                           Massachusetts Mutual Life Insurance Company (as Investment Advisors)

                           By:  /s/ John W. Stelwagon, CFA
                              -----------------------------------------
                           Name:  John W. Stelwagon, CFA
                                ---------------------------------------
                           Title:  Managing Director
                                  -------------------------------------


                           PRINCIPAL LIFE INSURANCE COMPANY

                           By: Principal Global Investors, LLC
                               a Delaware limited liability company, its
                               authorized signatory

                           By:  /s/ Jon C. Heiny
                              ----------------------------------------
                           Name:  Jon C. Heiny
                                --------------------------------------
                           Title: Counsel
                                 -------------------------------------


                           By:  /s/ Debra Svoboda
                              ----------------------------------------
                           Name:  Debra Svoboda
                                 -------------------------------------
                           Title:  Counsel
                                 -------------------------------------


                           FRANKLIN FLOATING RATE TRUST
                           FRANKLIN CLO I, LIMITED
                           FRANKLIN CLO II, LIMITED

                           By:  /s/ Tyler Chan
                              -----------------------------------------
                           Name:  Tyler Chan
                                ---------------------------------------
                           Title:  Vice President
                                  -------------------------------------

                          VENTURE CDO 2002, LIMITED
                          BY ITS INVESTMENT ADVISOR, BARCLAYS CAPITAL ASSET MANAGEMENT LIMITED,
                          BY ITS SUB-ADVISOR, BARCLAYS BANK PLC, NEW YORK
                          BRANCH

                          By:  /s/ Martin F. Davey
                             -----------------------------------------
                          Name:  Martin F. Davey
                                --------------------------------------
                          Title:  Director
                                --------------------------------------

                          VENTURE II CDO 2002, LIMITED
                          BY ITS INVESTMENT ADVISOR, BRACLAYS BANK PLC, NEW YORK BRANCH

                          By:  /s/ Martin F. Davey
                             ------------------------------------------
                          Name:  Martin F. Davey
                                ---------------------------------------
                          Title:  Director
                                ---------------------------------------


                          IKB CAPITAL CORPORATION

                          By:  /s/ David Snyder
                             -------------------------------------------
                          Name:  David Snyder
                               -----------------------------------------
                          Title:  President
                                ----------------------------------------


                          AMMC CDO II, LIMITED
                          By:  American Money Management Corp.,
                          as collateral manager

                          By:  /s/ David P. Meyer
                               ---------------------------------------
                          Name:  David P. Meyer
                               ---------------------------------------
                          Title:  Vice President
                                --------------------------------------


                          CLYDESDALE CLO 2001-1, LTD.
                          NOMURA CORPORATE RESEARCH AND ASSET
                          MANAGEMENT INC.
                          AS COLLATERAL MANAGER

                          By:  /s/ Elizabeth MacLean
                               ---------------------------------------
                          Name:  Elizabeth MacLean
                                 -------------------------------------
                          Title:  Director
                                 -------------------------------------

                          CLYDESDALE CLO 2003-1, LTD.
                          NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

                          By:  /s/ Elizabeth MacLean
                               ---------------------------------------
                          Name:  Elizabeth MacLean
                                 -------------------------------------
                          Title:  Director
                                --------------------------------------


                          NOMURA BOND & LOAN
                          By: UFJ Trust Bank Limited
                          as Trustee
                          By:  Nomura Corporate Research and Asset Management
                                Inc.
                          Attorney in Fact

                          By:  /s/ Elizabeth MacLean
                             -----------------------------------------
                          Name:  Elizabeth MacLean
                               ---------------------------------------
                          Title:  Director
                                --------------------------------------


                          NATIONWIDE MUTUAL INSURANCE COMPANY

                          By:  /s/ Mark Poeppelman
                               ---------------------------------------
                          Name:  Mark Poeppelman
                                 -------------------------------------
                          Title:  Vice President
                                  ------------------------------------


                          LANDMARK CDO LTD

                          By:  /s/  Gilles Marchand
                               ---------------------------------------
                          Name:  Gilles Marchand
                                 -------------------------------------
                          Title:   Authorized Signatory
                                  ------------------------------------


                          LANDMARK II CDO LTD

                          By:  /s/  Gilles Marchand
                               ---------------------------------------
                          Name:  Gilles Marchand
                                 -------------------------------------
                          Title:   Authorized Signatory
                                --------------------------------------

                          WINDSOR LOAN FUNDING, LIMITED
                          By:  Stanfield Capital Partners LLC, as its
                          Investment Manager

                          By:  /s/
                             -----------------------------------------
                          Name:
                               ---------------------------------------
                          Title:
                                --------------------------------------


                          STANFIELD/RMF TRANSATLANTIC CDO LTD.
                          By:  Stanfield Capital Partners LLC, as its
                          Collateral Manager

                          By:  /s/
                              ----------------------------------------
                          Name:
                              ----------------------------------------
                          Title:
                              ----------------------------------------


                          STANFIELD CARRERA CLO, LTD.
                          By:  Stanfield Capital Partners LLC, as its
                          Asset Manager

                          By:  /s/
                             -----------------------------------------
                          Name:
                               ---------------------------------------
                          Title:
                               ---------------------------------------


                          STANFIELD ARBITRAGE CDE, LTD.
                          By:  Stanfield Capital Partners LLC, as its
                          Collateral Manager

                          By:  /s/
                             -----------------------------------------
                          Name:
                               ---------------------------------------
                          Title:
                               ---------------------------------------


                          STANFIELD CLO LTD..
                          By:  Stanfield Capital Partners LLC, as its
                          Collateral Manager

                          By:  /s/
                               ---------------------------------------
                          Name:
                                 -------------------------------------
                          Title:
                                  ------------------------------------

                           HAMILTON CDO, LTD.
                           By:  Stanfield Capital Partners LLC, as its
                           Collateral Manager

                           By:  /s/
                                ---------------------------------------
                           Name:
                                  -------------------------------------
                           Title:
                                   ------------------------------------


                           VAN KAMPEN
                           SENIOR INCOME TRUST
                           By:  Van Kampen Investment Advisory Corp.

                           By:  /s/
                                ---------------------------------------
                           Name:
                                  -------------------------------------
                           Title:
                                   ------------------------------------


                           VAN KAMPEN SENIOR LOAN FUND
                           By:  Van Kampen Investment Advisory Corp.

                           By:  /s/
                                ---------------------------------------
                           Name:
                                  -------------------------------------
                           Title:
                                   ------------------------------------


                           MORGAN STANLEY PRIME INCOME TRUST

                           By:  /s/  Peter Gewirtz
                                ---------------------------------------
                           Name:  Peter Gewirtz
                                  -------------------------------------
                           Title:  Vice President
                                   ------------------------------------


                           AMERICAN EXPRESS CERTIFICATE COMPANY
                           By: American Express Asset Management Group, Inc. as Collateral manager

                           By:  /s/  Yvonne E. Stevens
                                ---------------------------------------
                           Name:  Yvonne E. Stevens
                                  -------------------------------------
                           Title: Senior Managing Director
                                  -------------------------------------

                           CENTURION CDO II, LTD.
                           By: American Express Asset Management Group, Inc. as Collateral manager

                           By:  /s/  Leanne Stavrakis
                              -----------------------------------------
                           Name:  Leanne Stavrakis
                                  -------------------------------------
                           Title: Director - Operations
                                  -------------------------------------


                           CENTURION CDO VI, LTD.
                           By: American Express Asset Management Group, Inc. as Collateral manager

                           By:  /s/  Leanne Stavrakis
                                ---------------------------------------
                           Name:  Leanne Stavrakis
                                  -------------------------------------
                           Title: Director - Operations
                                  -------------------------------------


                           IDS LIFE INSURANCE COMPANY
                           By: American Express Asset Management Group, Inc. as Collateral manager

                           By:  /s/  Yvonne E. Stevens
                                ---------------------------------------
                           Name:  Yvonne E. Stevens
                                  -------------------------------------
                           Title: Senior Managing Director
                                  -------------------------------------


                           SEQUILS - CENTURION V, LTD.
                           By: American Express Asset Management Group, Inc. as Collateral manager

                           By:  /s/  Leanne Stavrakis
                                ---------------------------------------
                           Name:  Leanne Stavrakis
                                  -------------------------------------
                           Title: Director - Operations
                                  -------------------------------------


                           KZH CYPRESSTREE-1 LLC

                           By:  /s/  Dorian Herrera
                                ---------------------------------------
                           Name:  Dorian Herrera
                                  -------------------------------------
                           Title:  Authorized Agent
                                   ------------------------------------


                           KZH ING-2 LLC

                           By:  /s/  Dorian Herrera
                                ---------------------------------------
                           Name:  Dorian Herrera
                                  -------------------------------------
                           Title:  Authorized Agent
                                   ------------------------------------

                           KZH RIVERSIDE LLC

                           By:  /s/  Dorian Herrera
                                ---------------------------------------
                           Name:  Dorian Herrera
                                  -------------------------------------
                           Title:  Authorized Agent
                                   ------------------------------------


                           KZH SOLEIL LLC

                           By:  /s/  Dorian Herrera
                                ---------------------------------------
                           Name:  Dorian Herrera
                                  -------------------------------------
                           Title:  Authorized Agent
                                   ------------------------------------


                           KZH SOLEIL-2 LLC

                           By:  /s/  Dorian Herrera
                                ---------------------------------------
                           Name:  Dorian Herrera
                                  -------------------------------------
                           Title:  Authorized Agent
                                   ------------------------------------


                           KZH STERLING LLC

                           By:  /s/  Dorian Herrera
                                ---------------------------------------
                           Name:  Dorian Herrera
                                  -------------------------------------
                           Title:  Authorized Agent
                                   ------------------------------------


                           APEX (TRIMARAN) CDO I, LTD.
                           By: Trimaran Advisors, L.L.C.

                           By:  /s/  David M. Millison
                                ---------------------------------------
                           Name:  David M. Millison
                                  -------------------------------------
                           Title:  Managing Director
                                   ------------------------------------


                           SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL I - INGOTS, LTD., AS TERM LENDER

                           By: /s/  Diane J. Exter
                               ----------------------------------------
                           Name:  Diane J. Exter
                                 --------------------------------------
                           Title:  Managing Director Portfolio Manager
                                 --------------------------------------

                           SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL II - INGOTS, LTD., AS TERM LENDER

                           By:  /s/  Diane J. Exter
                              -----------------------------------------
                           Name:  Diane J. Exter
                            -------------------------------------------
                           Title:  Managing Director Portfolio Manager
                                 --------------------------------------

                           SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR GREAT POINT CLO 1999-1 LTD., AS TERM LENDER

                           By:  /s/  Diane J. Exter
                              ------------------------------------------
                           Name:  Diane J. Exter
                                ----------------------------------------
                           Title:  Managing Director Portfolio Manager
                                 ---------------------------------------


                           SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED, AS TERM LENDER

                           By:  /s/  Diane J. Exter
                                ----------------------------------------
                           Name:  Diane J. Exter
                                ----------------------------------------
                           Title:  Managing Director Portfolio Manager
                                ----------------------------------------


                           SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT II CLO, LIMITED, AS TERM LENDER

                           By:  /s/  Diane J. Exter
                                ----------------------------------------
                           Name:  Diane J. Exter
                                  --------------------------------------
                           Title:  Managing Director Portfolio Manager
                                   -------------------------------------


                           LONG LANE MASTER TRUST
                           By Fleet National Bank as Trust Advisor

                           By:  /s/  Michael J. Sullivan
                                ----------------------------------------
                           Name:  Michael J. Sullivan
                                  --------------------------------------
                           Title:  Vice President
                                   -------------------------------------


                           ELT LTD.

                           By:  /s/  Ann E. Morris
                                ----------------------------------------
                           Name:  Ann E. Morris
                                  --------------------------------------
                           Title:  Authorized Agent
                                   -------------------------------------

                            HARBOUR TOWN FUNDING LLC

                            By:  /s/  Ann E. Morris
                                 ---------------------------------------
                            Name:  Ann E. Morris
                                 ---------------------------------------
                            Title:  Asst Vice President
                                 -- ------------------------------------


                            PINEHURST TRADING, INC.

                            By:  /s/  Ann E. Morris
                                 ---------------------------------------
                            Name:  Ann E. Morris
                                   -------------------------------------
                            Title:  Asst Vice President
                                    ------------------------------------


                            SRF 2000, INC.

                            By:  /s/  Ann E. Morris
                                 ---------------------------------------
                            Name:  Ann E. Morris
                            --------------------------------------------
                            Title:  Asst Vice President
                                    ------------------------------------


                            BLUE SQUARE FUNDING LIMITED SERIES 3

                            By:  /s/  John Pineiro
                                 ---------------------------------------
                            Name:  John Pineiro
                                   -------------------------------------
                            Title:  Director
                                    ------------------------------------


                            TORONTO DOMINION (NEW YORK) INC.

                            By:  /s/  Stacey Malek
                                 ---------------------------------------
                            Name:  Stacey Malek
                                   -------------------------------------
                            Title:  Vice President
                                    ------------------------------------


                            HIGHLAND OFFSHORE PARTNERS, L.P.
                            By: Highland Capital Management, L.P.
                            As General Partner

                            By:  /s/  James Dondero
                                 ---------------------------------------
                            Name:  James Dondero, CFA, CPA
                                   -------------------------------------
                            Title: President Highland Capital management L.P.
                                   -------------------------------------

                            CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
                            By:  Highland Capital Management, L.P.
                            As Authorized Representatives of the Board

                            By:  /s/  James Dondero
                                 ---------------------------------------------
                            Name:  James Dondero, CFA, CPA
                                   -------------------------------------------
                            Title: President Highland Capital management L.P.
                                   -------------------------------------------


                            HIGHLAND LEGACY LIMITED
                            By: Highland Capital Management, L.P.
                            As Collateral Manager

                            By:  /s/  James Dondero
                                 ---------------------------------------------
                            Name:  James Dondero, CFA, CPA
                                   -------------------------------------------
                            Title: President Highland Capital management L.P.
                                   -------------------------------------------


                            RESTORATION FUNDING CLO, LTD.
                            By: Highland Capital Management, L.P.
                            As Collateral Manager

                            By:  /s/  James Dondero
                                 ---------------------------------------------
                            Name:  James Dondero, CFA, CPA
                                   -------------------------------------------
                            Title: President Highland Capital management L.P.
                                   -------------------------------------------



                            BLACK DIAMOND CLO 1998-1 LTD.

                            By:  /s/  Alan Corkish
                                 ---------------------------------------------
                            Name:  Alan Corkish
                                 ---------------------------------------------
                            Title:  Director
                                  --------------------------------------------


                            BLACK DIAMOND CLO 2000-1 LTD.

                            By:  /s/  Alan Corkish
                                 ---------------------------------------------
                            Name:  Alan Corkish
                                   -------------------------------------------
                            Title:  Director
                                    ------------------------------------------

                          BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

                          By:  /s/  Alan Corkish
                               --------------------------------------------
                          Name:  Alan Corkish
                                 ------------------------------------------
                          Title:  Director
                                  -----------------------------------------


                          BLACKROCK SENIOR LOAN TR
                          Magnetite IV CLO, Limited
                          Magnetite V CLO, Limited

                          By:  /s/
                               --------------------------------------------
                          Name:
                                 ------------------------------------------
                          Title:  Managing Director
                                  -----------------------------------------


                          BANK OF MONTREAL

                          By:  /s/  S Valia
                               --------------------------------------------
                          Name:  S Valia
                                 ------------------------------------------
                          Title:  Managing Director
                                  -----------------------------------------


                          GENERAL ELECTRIC CAPITAL CORPORATION

                          By:  /s/  W. Jerome McDermott
                              ---------------------------------------------
                          Name:  W. Jerome McDermott
                                 ------------------------------------------
                          Title:  Duly Authorized Signatory
                                  -----------------------------------------


                          FLAGSHIP CLO 2001 - 1
                          By:  Flagship Capital Management, Inc

                          By:  /s/  Eric S. Meyer
                               --------------------------------------------
                          Name:  Eric S. Meyer
                                 ------------------------------------------
                          Title:  Director
                                  -----------------------------------------


                          FLAGSHIP CLO II
                          By:  Flagship Capital Management, Inc

                          By:  /s/  Eric S. Meyer
                               --------------------------------------------
                          Name:  Eric S. Meyer
                                 ------------------------------------------
                          Title:  Director
                                  -----------------------------------------

                          GALAXY CLO 1999-1, LTD

                          By: /s/  John G. Lapham, III
                             -----------------------------------------
                          Name:  John G. Lapham, III
                               ---------------------------------------
                          Title:  Managing Director
                                --------------------------------------


                          GALAXY CLO 2003-1, LTD.
                          By:  AIG Global Investment Corp.,
                          Its Investment Advisor

                          By:  /s/  John G. Lapham, III
                             -----------------------------------------
                          Name:  John G. Lapham, III
                                 -------------------------------------
                          Title:  Managing Director
                                  ------------------------------------


                          SUNAMERICA LIFE INSURANCE COMPANY

                          By:  /s/  John G. Lapham, III
                               ---------------------------------------
                          Name:  John G. Lapham, III
                                 -------------------------------------
                          Title:  Managing Director
                                  ------------------------------------


                          LIBERTY FLOATING RATE ADVANTAGE FUND
                          By:  Columbia Management Advisors, Inc.
                          (f/k/a Stein Roe & Farnham Incorporated),
                          As Advisor

                          By:  /s/  James R. Fellows
                               ---------------------------------------
                          Name:  James R. Fellows
                                 -------------------------------------
                          Title:  Sr. Vice President & Portfolio Manager
                                  --------------------------------------


                          AURUM CLO 2002-1 LTD.
                          By:  Columbia Management Advisors, Inc.
                          (f/k/a Stein Roe & Farnham Incorporated),
                          As Advisor

                          By:  /s/  James R. Fellows
                               ---------------------------------------
                          Name:  James R. Fellows
                                 -------------------------------------
                          Title:  Sr. Vice President & Portfolio Manager
                                 --------------------------------------

                                 Schedule 1.1(a)

                               CONSOLIDATED EBITDA


Period Ending September 30, 2002            $29,471,000
Period Ending December 31, 2002             $28,446,000
Period Ending March 31, 2003                $18,923,000

                                 Schedule 1.1(b)

                                 SALE PROPERTIES


1. The surface lot owned by the Spice Lot Business Trust located in the City of Baltimore, Maryland

2. The four (4) properties jointly owned by Allright Realty Corporation and American General Life Insurance Company of Delaware located in Bexar County, Texas, and Clayton County, Georgia

3. The surface lot owned by Allright Corporation in Monroe County, New York (1100 Brooks Avenue)

4. The surface lot owned by Allright Corporation in Harris County, Texas (1215 Main Street)

5. The surface lot owned by Allright Corporation in Harris County, Texas (1201 San Jacinto Street)

6. The surface lot owned by Allright Corporation in Harris County, Texas (1210 San Jacinto Street)

7. The surface lot owned by Allright Corporation in Harris County, Texas (6875 Will Clayton Parkway)

8. The surface lot owned by Allright Corporation in Davidson County, Tennessee (717 Church Street)

9. The garage owned by Central Parking System Realty of New York, Inc. in Manhattan County, New York (12 West 48th Street)

10. The surface lot owned by Allright Corporation in Boone County, Kentucky (613 Petersburg Road)

11. The surface lot owned by the Cosmopolitan National Bank of Chicago as Trustee in Cook County, Illinois (824 South Clark Street)

12. The properties owned by Allright Corporation in Clayton County, Georgia (Sullivan Road and Airport View Road)

13. The surface lot owned by Allright Corporation in Harris County, Texas (1400 Prairie St)

14. The self-park garage owned in part by LoDo Parking Garage LC in Denver County, Colorado (1635 18th Street)

15. The surface lot jointly owned by Allright Realty Company in Franklin County, Ohio (208 East Main Street)

16. The surface lot owned by Allright Corporation in Miami-Dade County, Florida (S. Miami Avenue, S.E. 2nd, S.E. 1st, S.E. 3rd, Alex Brown Property-Burdines)

17. The surface lot owned by AEG Partnership in Erie County, New York (285 Washington Street)